TCW FUNDS, INC.

Supplement Dated September 1, 2007 to

Prospectus Dated February 28, 2007

Under the section titled “Buying Shares”, the third sentence of the first full paragraph at page 38 is deleted and the following is substituted:

The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashier’s checks in amounts less than $10,000 or credit card checks.

September 1, 2007

TCW LPNP 2/2007